UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant	✓

Filed by Party other than Registrant

Check the appropriate box:

✓	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

PARAMOUNT GOLD AND SILVER CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street

Ottawa, Ontario Canada K2P OW5

613-226-9881

Notice of Annual Meeting of Stockholders

Dear Shareholders:

________, 2008

The annual meeting of stockholders of Paramount Gold and Silver Corp., a Delaware corporation, will be held on December 5, 2008 located at 2600 North Military Trail Suite 270 Boca Raton, Florida 33431 11:00 A.M. local time.

In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about our company. You do not need to attend the meeting to participate. However, we urge you to read this information carefully and in its entirety.

Your vote is important. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 14, 2008 are entitled to notice of, and to vote at, the meeting.

We look forward to seeing you at the meeting.

Very truly yours,

Christopher Crupi

Chief Executive Officer

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street

Ottawa, Ontario Canada K2P OW5

613-226-9881

Notice of Annual Meeting of Shareholders

To the shareholders of Paramount Gold and Silver Corp.

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of PARAMOUNT GOLD AND SILVER CORP. will be held on December 5, 2008 at 11:00 a.m. local time at 2600 North Military Trail Suite 270 Boca Raton, Florida 33431 for the following purposes, as further described in the accompanying proxy statement:

1. Elect directors, each to serve such term as set forth herein or until his successor has been duly elected and qualified;

2. Ratify the appointment of HLB Cinnamon Jang Willoughby & Company as our independent certified public accountants;

3. Amend our certificate of incorporation to increase the number of authorized shares of common stock from one hundred million to two hundred million shares $0.001 par value. ;

4. Ratification of our 2008/09 Stock Incentive and Equity Compensation Plan

5. Ratify a proposal approved by our Board of Directors to amend all outstanding stock options to reduce the exercise price of all outstanding stock options so that the strike price of the outstanding options will be the greater of $.50 per share or the current fair market value of the Company’s common stock, whichever is greater, at the effective date of the grant of the new options. We will only reduce the exercise price of outstanding options for those individuals who are currently employed with the Company.

6. Transact any other business that may properly be presented at the annual meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on October 14, 2008 you may vote at the annual meeting. A complete list of these shareholders will be open for the examination of any shareholder of record present at the annual meeting. The annual meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of Directors

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street

Ottawa, Ontario Canada K2P OW5

613-226-9881

_____________________

PROXY STATEMENT

_____________________

This proxy statement contains information related to the annual meeting of stockholders of Paramount Gold and Silver Corp., a Delaware corporation, to be held on December 5, 2008 at 11:00 a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431. In this proxy statement, ``Paramount'', ``Company'', ``we'', ``us'' and “our'' refer to Paramount Gold and Silver Corp.

This proxy statement and the accompanying form of proxy are first being mailed to our shareholders on or about November, _________, 2008

Information About the Annual Meeting and Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the board of directors of PARAMOUNT is soliciting your proxy vote at the annual meeting of shareholders. This proxy statement summarizes information on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is eligible to attend the annual meeting and vote?

Shareholders of record on October 14, 2008, (the “Record Date”) are entitled to attend and vote at our annual shareholders meeting.

How many votes do I have?

Shareholders who own our common stock at the close of business on October 14, 2008 are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the annual meeting. On the Record Date we had 57,513,632 shares of common stock issued and outstanding.

What proposals will be addressed at the annual meeting?

We will address the following proposals at the annual meeting:

1. Elect directors, each to serve such term as set forth herein or until his successor has been duly elected and qualified;

2. Ratify the appointment of HLB Cinnamon Jang Willoughby & Company as our independent certified public accountants;

3. Amend our certificate of incorporation to increase the number of authorized shares of our common stock;

4. Ratification of our 2008/09 Stock Incentive and Equity Compensation Plan

5. Ratify a proposal whereby the exercise price of all outstanding common stock options will be repriced to equal the greater of $.50 per share or the price of our common stock on the date in which the common stock options are repriced by our Board of Directors. We will not reduce the exercise price for any individuals not currently employed by the Company.

6. Transact any other business that may properly be presented at the annual meeting or any adjournment thereof.

Why would the annual meeting be postponed?

The annual meeting will be postponed if a quorum is not present on the date of the annual meeting. One third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the annual meeting may be postponed to a later date when a quorum is obtained.

For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the annual meeting.

How do I vote in person?

If you plan to attend on the date of the annual meeting, or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Returning the proxy card will not affect your right to attend the annual meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our board of directors as follows:

“For” the election of directors

“For” the appointment of HLB Cinnamon Jang Willoughby & Company

“For” the increase in the number of authorized shares of common stock

“For” the adoption of the 2008//09 Stock Incentive and Equity Compensation Plan

“For” the adoption of a resolution to reset the exercise price of all outstanding common stock purchase options for current employees and directors.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•

You may send in another proxy with a later date.

•

You may notify us in writing (by you or your attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy.

•

You may vote in person at the annual meeting.

Where are PARAMOUNT’s principal executive offices?

Our principal executive offices are located at 346 Waverley Street, Ottawa, Ontario Canada K2P OW5. Our telephone number is (613) 226-9881.

What vote is required to approve each proposal?

Proposal 1: Election of directors

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Proposal 2: Ratification of the independent accountants

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the annual meeting at which a quorum is present and voting, in person or by proxy.

Proposal 3: Amend our Certificate of Incorporation to increase the number of authorized shares of common stock.

Proposal 3 will be approved if  the holders owning a majority of our issued and outstanding shares of common stock on the Record Date  approve the amendment either in person or by proxy.

Proposal 4: Ratification of our 2008/09 Stock Incentive and Equity Compensation Plan.

Proposal 4 will be approved if the holders owning a majority of our issued and outstanding shares of common stock on the Record Date, either in person or via proxy ratify the Equity Compensation Plan.

Proposal 5: Ratification of a proposal by our Board of Directors to reset the exercise price of all outstanding common stock option.

Proposal 5 will be approved if the holders owning a majority of our issued and outstanding shares of common stock on the Record Date, either in person or via proxy ratify the proposal.

Are there any dissenters’ rights of appraisal?

Our board of directors has not proposed any action for which the laws of the State of Delaware, or our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $20,000.

We filed our 2008 annual report on Form 10-K with the Securities and Exchange Commission, also referred to herein as the “SEC,” on September 25, 2008 This report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to shareholders upon written request. All written requests should be directed to: Christopher Crupi, Paramount Gold and Silver Corp. 346 Waverley Street Ottawa, Ontario Canada K2P OW5.

We are subject to the informational requirements of the Securities Exchange Act of 1934, also referred to herein as the “Exchange Act,” which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including PARAMOUNT, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

Information about Our Voting Securities and Principal Holders Thereof

Our voting securities and determination of beneficial ownership

Our common stock constitutes our only voting securities. As of the Record Date, we had 57,513,632 shares of common stock issued and outstanding.

MATTERS RELATED TO OUR EXECUTIVE OFFICERS,

DIRECTORS  AND COMPENSATION

Executive Officers and Directors

Our executive officers and directors are:

Name	Age	Position	Held Since

Christopher Crupi	(39)	CEO/Dir	2005
William Reed	(66)	VP/Director	2005
Daniel Hachey	(49)	Director	2006
Dr. John Carden	(60)	Director	2006
Michel Yvan Stinglhamber	(75)	Director	2007
Ian Talbot	(49)	Director	2007
Robert Dinning	(69)	Director	2008
Lucie Letellier	(48)	CFO	2007
Michael Clancy	(43)	Secretary	2007

Christopher Crupi

Mr. Crupi is a chartered accountant. He serves as our President, Chief Executive Officer and Director. Mr. Crupi founded the Company in 2005 and oversees the administrative and operations activities of the Company. From 2000 to 2004, Mr. Crupi was a Vice President of PricewaterhouseCoopers LLP. Mr. Crupi received his Bachelor of Commerce degree from the University of Ottawa in 1992. Mr. Crupi received his Chartered Accountant designation in 1995.  Mr. Crupi is also a director of Industrial Minerals Inc., an OTC traded company.

Charles William Reed

Mr. Reed serves as our Vice President and Director. Mr. Reed has been our Vice President since 2005. Mr. Reed is our manager of exploration in Mexico. Mr. Reed is a consultant to the Company and has committed 50% of his time to his duties at Paramount. In addition to his duties at Paramount, Mr. Reed is also Chief Geologist of AmMex Gold and Silver Corp. Mr. Reed has significant mining experience in Mexico, as he was formerly Chief Geologist - Mexico for Minera Hecla S. A. de C. V. (“Hecla”), a subsidiary of Hecla Mining (NYSE:HL) from 1998 to 2004, and Regional Geologist, Mexico and Central America for Echo Bay Exploration from 1993 to 1998. While at Hecla, Mr. Reed supervised detailed exploration at the Noche Buena project, Sonora, and the San Sebastian silver and gold mine, Durango. He also discovered and drilled the Don Sergio vein that was later put into production. Mr. Reed received his Bachelor of Science Degree, Mineralogy, from the University of Utah in 1969 and is a Registered Professional Geologist in the State of Utah. He also completed an Intensive Spanish Program at Institute De Lengua Espanola , San Jose, Costa Rica in 1969.

Lucie Letellier

Ms. Letellier was appointed our chief financial officer in August, 2007. Prior to her appointment as our new Chief Financial Officer, since January 2006, Ms. Letellier served as our controller, in charge of day to day accounting operations with respect to the Company’s mining exploration operations. She has been responsible for the proper maintenance of our joint venture accounting and consolidation accounting with respect to our two wholly-owned subsidiaries. Ms. Letellier prepares and delivers quarterly and annual financial statements in accordance with US GAAP for review or audit.

Ms. Letellier also currently serves as the CFO for AmMex Gold Mining Corp. and is responsible for AmMex’s accounting and financial functions. From 1990 to 2005, Ms. Letellier was Senior Accountant in the Office of Marc S. Chabot, Chartered Accountant.

Michael Clancy

Mr. Clancy was appointed our corporate secretary in August 2007. Mr. Clancy is a partner in the Ottawa office of Gowling Lafleur Henderson LLP (“Gowlings”). Mr. Clancy practices business law and has been with Gowlings since 1989. Mr. Clancy completed two years of a Bachelor of Arts at Carleton University and obtained his

Bachelor of Laws from Osgoode Hall Law School. Gowlings serves as our corporate and securities counsel for non-U.S. related securities matters.

John Carden, Ph.D.

Dr. Carden joined the Company as a director in 2006. Dr. Carden has more than twenty years experience in exploration management, teaching, and research. Since 2001 Dr. Carden has been a geologic consultant for several junior resource companies. Dr. Carden is currently a director of Corex Gold Corporation and Magnum Uranium Corp., each TSX Venture Exchange listed companies. From 1998 to 2001, Dr. Carden was the President of Latitude Minerals Corporation, a publicly traded company on the Canadian Venture Exchange, and Director of U.S. Exploration for Echo Bay Mining from 1992 to 1998. Dr. Carden is a licensed Professional Geologist in the State of Washington. Dr. Carden received both his Bachelor of Science and Master of Science in geology from Kent State University in 1970 and 1971, respectively, and his doctorate in geology from Geophysical Institute, University of Alaska in 1978.

Daniel Hachey

Mr. Hachey joined the Company as a director in 2006. Mr. Hachey has a strong capital markets background with twenty years of experience in investment banking largely in the area of public equity financing including initial public offerings and private placements. Currently, Mr. Hachey is President and CEO of Greenwich Global Capital Inc., a public capital pool company listed on the TSX Venture Exchange. From 2003 to 2003, Mr. Hachey was President and CEO of Valencia Ventures Inc., a publicly-traded mining company listed on the TSX Venture Exchange. From 2001 to 2003, he led the Mining Investment Banking Group at Research Capital Corp.. From 1998 to 2001, Mr. Hachey was at HSBC and leaving as Senior Vice President and Director, Head of Technology Group (investment banking). Mr. Hachey received a Bachelor of Science degree from Concordia University in 1982 and a Master of Business Administration degree in finance from McGill University in 1986.

Michel Yvan Stinglhamber

Mr. Stinglhamber joined the Company as a director in May 2007. Mr. Stinglhamber has significant experience in the Mexican mining industry. He currently represents Umicore Belgium in Mexico and as a director for Unimet SA de CV, a wholly owned subsidiary of Umicore Belgium which is active in the fields of precious metals exploration. Mr. Stinglhamber is also the Chairman of the Mining Group-Compania Minera Misiones SA de CV located in Mexico. He is also on the Board of Directors of Marina Costa Baja in Mexico.

Since 1991, Mr. Stinglhamber has been involved in a number of mining ventures in Mexico. He was the president of the Belgo Luxemburg Mexican Chamber of Commerce in 1987, and in 2002, was awarded the Belgian decoration of “Officer of the Crown”.

Ian Talbot

Mr. Talbot joined the Company as a director effective May 31, 2007. He is an attorney and has significant experience with both mining and exploration stage companies. He is the president and CEO of Arcus Development Group Inc. and Rimfire Minerals Corporation, both TSX Exchange listed junior mineral exploration companies. In addition, effective November 1, 2008, Mr. Talbot became the Chief Operating Officer for Strategic Metals Ltd., Atac Resources Ltd. and Rockhaven Resources Ltd., all junior mineral exploration companies listed on the TSX Venture Exchange.

Between 2002 and 2006, Mr. Talbot was employed by BHP Billiton World Exploration Inc. as senior legal counsel. Prior to joining BHP Billiton, Mr. Talbot practiced mining and securities law with several Vancouver, British Columbia based law firms. He received a Bachelor of Laws degree from the University of British Columbia in 1989 and a  Bachelor of Science (geology) degree from Brandon University in 1984.

Robert Dinning

Mr. Dinning joined Paramount in March 2008 as a director. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various Companies in both the United States and Canada. Mr. Dinning has since 2000 held various positions with Apolo Gold & Energy Corp., a Vancouver, British Columbia based company focused on precious metal mining opportunities in Central and South America and currently serves as Apolo’s Chief Financial Officer, Secretary and as a Director. Mr. Dinning also serves as the Chief Financial Officer, Chief Executive Officer, Secretary and as a director of Industrial Minerals Inc., an Oakville, Ontario based, exploratory mining company. Mr. Dinning’s principal place of business is located at 12-1900 Indian River Cr North Vancouver B.C. Canada V7G 2R1.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of September 30, 2008 , on which date there were 56,270,997 shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by the named individual, by each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information, each of our “named executive officers” and directors, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners:

Name	No. of Shares of Common Stock (1)	Percent of Class

Christopher Crupi	4,023,900	7.10%
Sprott Asset Management Inc.	3,642,000	6.4%
Libra Advisors Inc.	3,571,500	6.3%
Charles Reed	906,000	1.6%
Michel Yvan Stinglhamber	85,000	*
Daniel Hachey	380,000	*
John Carden	275,000	*
Ian Talbot	250,000	*
Michael Clancy	75,000	*
Lucie Letellier	292,460	*

Robert Dinning Tara Gold Resources, Corp.	65,000 7,350,000	* 13.1
(All officers and directors as a group 8 persons)	6,352,360	11.1%

———————

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on September 30, 2008 . As of September 30, 2008 , there were 56,270,997 shares of our common stock issued and outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the reporting persons' representations to us that no other reports were required during the year ended June 30, 2008 and through the period ended September 30, 2008 and that our directors and officers complied with their respective filing requirements under Section 16(a) on a timely basis.

MATTERS RELATING TO OUR GOVERNANCE

The Board and its Committees

Our Board currently consists of seven directors. They are Christopher Crupi, Charles “Bill” Reed, Dr. John Carden, Daniel Hachey, Michel Yvan Stinglhamber, Ian Talbot and Robert Dinning. The Board has determined that Dr. John Carden, Michel Yvan Stinglhamber, Ian Talbot and Robert Dinning are independent directors having satisfied the independence requirements pursuant to the non-employee director definition of rule 16b-3 promulgated under section 16 of the Securities Exchange Act of 1934, as amended and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”).

During our last fiscal year,  our Board of Directors met a total of 32 times.  Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.  Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available telephonically.

The Board has three standing committees: an Audit Committee, a Compensation Committee, and Nominating Committee. A minimum of three Board members l serve on each committee. Membership on the various committees is as follows:

•

Audit Committee: Robert Dinning (chairman), Michel Stinglhamber, Ian Talbot and John Carden

•

Compensation Committee: Ian Talbot (chairman), Daniel Hachey and John Carden

•

Nomination Committee: Ian Talbot (chairman) Michel Stinglhamber and Daniel Hachey

Each of the committees has met throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.

Our audit committee met a total of 6 times  during the last fiscal year.

Our nominating committee met a total of 3 times during  the last fiscal year

Our compensation committee met a total of 2 times during the last fiscal year.

Copies of the charters of each of these committees are available on the Company’s website located at www.paramountgold.com.

The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The audit committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, review the amount and form of compensation payable to our executive officers and report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The primary purpose of the Nominating Committee is to identify and recommend individuals qualified for nomination to serve on our Board. Some of the criteria which we deem important to the nomination process include: work experience, reputation, ability to interact with current board members, availability for meetings and for general corporate input.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountgold.com.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

The Board of Directors

The Board currently consists of seven directors. Four of the directors are independent directors and satisfy all criteria to meet the independence standard. Following the Meeting, the Board will again consist of seven members, four of whom will be independent.

Director Compensation

Our policy with respect to director compensation is similar to our compensation policy which we apply to our executive officers. Specifically, we try to utilize equity based compensation packages to. We grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified directors. We do provide nominal cash compensation to one of our directors who devotes significant time and efforts to our operations. In addition, in the case where a director provides extraordinary services, such as in connection with securing corporate financing, a director will be compensated accordingly.

The following table sets forth the compensation paid to non employee directors for the periods indicated.

Name, Principal and Position	Fiscal year	Salary $	Bonus $	Stock Award ($) (1)	Option Awards ($) (1)	Non equity Incentive Plan Comp ($)	Non qualified Deferred Comp ($)	All other	TOTAL
Ian Talbot	2008			108,900	273,000				$381,900
	2007	-0-							-0-
	2006	-0-							-0-

Michel Yvan	2008	24,000		87,500	49,000				$160,500
Stinglhamber	2007 2006	4,000 -0-			158,050				162,050 -0-

Daniel Hachey	2008			87,500	252,000				$339,500

	2007 2006		870,000	210,000	442,000				1,522,000 -0-

John Carden	2008 2007 2006	-0-		99,000 102,101	252,000				$351,000 102,101 -0-

Robert Dinning	2008 2007 2006	-0-			14,000				$14,000 -0- -0-

———————

(1)

The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes  for the fiscal years indicated in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R.)  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

Grants of Plan-Based Awards

The following table shows all plan-based compensation awards granted to our non employee directors

Name		No. of Shares of Common Stock Issued to Directors

Ian Talbot	2008	55,000
	2007	-0-
	2006	-0-

Daniel Hachey	2008	50,000
	2007	-0-
	2006	-0-

John Carden	2008	50,000
	2007	-0-
	2006	-0-

Michel Stinglhamber	2008	50,000
	2007	-0-
	2006	-0-

Robert Dinning	2008	-0-
	2007	-0-
	2006	-0-

Outstanding Equity Awards at Year End:

The following table provides information regarding stock options held by our executive officers”

As of June 30, 2008 each of our directors has been granted the following:

Name	No.	Expiration Date	Exercise Price
John Carden	180,000	8/22/12	$2.42
Daniel Hachey	180,000	8/22/12	$2.42
Daniel Hachey	200,000	11/30/11	$2.17
Daniel Hachey	100,000	1/4/12	$2.37
Ian Talbot	195,000	8/22/12	$2.42
Michel Stinglhamber	180,000	8/22/12	$2.42
Robert Dinning	50,000	8/22/12	$2.25

All of the options identified above are fully vested.  No executive officer has exercised any options.

Corporate Governance

The Board believes  that one of their primary responsibilities is to promote a culture of ethical behavior throughout the Company by setting examples and by displaying a sustained commitment to instilling and maintaining deeply ingrained principles of honesty and decency. Consistent with these principles the Company has, among other things, adopted:

•

written charters for our Audit Committee, Compensation and Nominating  Committee;

•

a Code of Ethics for our officers, directors and employees

The committee charters and code of  ethics is available on the Company’s website located at www.paramountgold.com .. Copies of these documents are also available upon written request to the Company’s Secretary. The Company will post information regarding any amendment to, or waiver from, its Code of Ethics on its website.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board will  adopt changes to policies and practices that are in the best interests of the Company and as appropriate to comply with any new requirements of the Commission or any Exchange listing requirements.

Director Independence

As part of the Company’s Corporate Governance Guidelines, the Board has established a policy requiring a majority of the members of the Board to be independent. The Board has determined that Mr. Talbot, Mr. Stinglhamber, Mr. Carden and Mr. Dinning satisfy any listing standards as well as the  Company’s independence standards.

Communications with the Board

Stockholders and other interested parties may communicate with the Board  or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold and Silver Corp.346 Waverly Street, Ottawa, Ontario   Canada  K2P 0W5. Attn: Christopher Crupi.  If you wish to communicate with a specific board member,  the communication should be sent to the indicated address with the  name of the Board member appearing on the front cover of your communication.

Audit Committee

The Audit Committee currently consists of  Robert Dinning, Ian Talbot, John Carden and Michel Stinglhamber. During fiscal 2008, the Audit Committee held 6  meetings. The Board has determined that each member of the Audit Committee is independent.  Each member of the audit committee is financially literate and experienced in financial matters. The Board has also determined that Mr. Dinning  is an “audit committee financial expert” within the meaning of applicable Commission regulations.

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, focusing on the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent auditor and the performance of the Company’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•

acting as the direct contact with the Company’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;

•

appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;

•

pre-approving all audit and non-audit services provided to the Company by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and

•

acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.

Following is a report of our audit committee for the year ended June 30, 2008

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of four directors who are neither officers nor employees of the Company. All members of the Committee are “independent”.

In connection with its review of the audited financial statements appearing in the Company’s Annual Report on Form 10-K for fiscal 2008, the Committee:

•

discussed these financial statements with the Company’s management and  the Company’s independent auditors, HLB Cinnamon Jang Willoughby & Company;

•

discussed with the Company’s independent auditors those matters required to be discussed under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) and SAS No. 90 (Committee Communication).

•

received and reviewed the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with our auditors their independence.

Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2008, as filed with the Commission.

The Committee has selected and engaged HLB Cinnamon Jang Willoughby & Company as our independent auditor to audit and report to the Company’s stockholders on the Company’s financial statements for fiscal 2009.

This report is submitted by the members of the Audit Committee.

Members of the Audit Committee

Robert Dinning (Chair)

Ian Talbot

John Carden

Michel Stinglhamber

Compensation Committee

The Compensation Committee currently consists of Ian Talbot (Chairman), Daniel Hachey and John Carden. During fiscal 2008, the Compensation Committee held 2 meetings. Mr. Talbot and Mr. Carden qualify as independent directors.

The Compensation Committee assists the Board in overseeing executive compensation and administers the Company’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•

evaluating the performance of and establishing compensation for the Company’s Chief Executive Officer;

•

establishing compensation levels for the Company’s directors and executive officers and reviewing executive compensation matters generally;

•

making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and

•

approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation  Committee’s responsibilities  are discussed more fully in its charter. A report of the Compensation Committee is set forth below:

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Executive Compensation and Analysis.  Based on that review and discussion, the Compensation  Committee recommended to the Board of Directors of the Company that the Executive Compensation and Analysis be included in this Proxy Statement.

This report is submitted by the members of the Compensation and Option Committee.

Members of the Compensation Committee

Ian Talbot (Chair)

Daniel Hachey

John Carden

Nominating  Committee

The Nominating Committee currently consists of Ian Talbot, Michel Stinglhamber and Daniel Hachey. Mr. Talbot and Mr. Stinglhamber are independent directors.

The Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board The Nominating Committee’s primary responsibilities include considering and making recommendations to the Board with respect to:

•

nominees for election to the Board consistent with criteria approved by the Board or the Nominating  Committee, including director candidates submitted by the Company’s stockholders.

The Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by the Company’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.

Qualifications

In evaluating nominees for election as a director, the Nominating and Governance Committee considers a number of factors, including the following:

•

personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;

•

reputation in a particular field or area of expertise;

•

current knowledge and contacts in the markets in which the Company does business and in the Company’s industry and other industries relevant to the Company’s business;

•

the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

•

the skills and personality of the nominee and how the Nominating Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of the Company and its stockholders;

•

the willingness to represent the best interests of all of the Company’s stockholders and not just one particular constituency; and

•

diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

Stockholder Recommendations

The Nominating Committee will evaluate director candidates recommended by a stockholder in the same manner as candidates otherwise identified by the Nominating  Committee. The Company has never received any recommendations for director candidates from stockholders. In considering director candidates recommended by stockholders, the Nominating Committee will also take into account such factors as it considers relevant, including the length of time that the submitting stockholder has been a stockholder of the Company and the aggregate amount of the submitting stockholder’s investment in the Company.

Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 120 days before the first anniversary of the date the proxy statement was mailed to stockholders in connection with the previous year’s annual meeting. A stockholder’s notice must contain the following:

•

the name of the director candidate, the name of the stockholder recommending the director candidate for consideration, and the written consent of the director candidate and stockholder to be publicly identified;

•

a written statement by the director candidate agreeing to be named in the Company’s proxy materials and serve as a member of the Board if nominated and elected;

•

a written statement by the director candidate and the recommending stockholder agreeing to make available to the Nominating  Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•

the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of Common Stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors.

The stockholder’s notice must be signed by the stockholder recommending the director candidate for consideration and sent to the following address:  Paramount Gold and Silver Corp. 346 Waverly Street Ottawa, Ontario Canada  K2P 0W5, attention Nominating Committee / Director Candidate Recommendation).

NOMINATING COMMITTEE REPORT

The Nominating Committee has reviewed and discussed with management the election of the Company’s nominees for its Board of Directors.   Based on that review and discussion, the Nominating  Committee recommended to the Board of Directors of the Company that the proposed nominees to serve on our Board of Directors be included in this Proxy Statement.

This report is submitted by the members of the Compensation and Option Committee.

Members of the Nominating Committee

Ian Talbot (chairman)

Daniel Hachey

Michel Stinglhamber

EXECUTIVE COMPENSATION AND ANALYSIS

Overview

Overview of Compensation Program

Our compensation philosophy is based on our belief that our compensation programs should: be aligned with stockholder's interests and business objectives; reward performance; and be externally competitive and internally equitable. We seek to achieve three objectives, which serve as guidelines in making compensation decisions:

(1)

Providing a total compensation package which is competitive and therefore, enables us to attract and retain, high-caliber executive personnel;

(2)

Integrating compensation programs with our short-term and long-term strategic plan and business objectives; and

(3)

Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

Our Compensation Committee, determines compensation for our executive officers and directors is decided by this Committee. The Compensation Committee reviews recommendations submitted to the Committee and the Committee reviews these recommendations. The Committee has the sole responsibility for determining the appropriate compensation for our chief executive officer.

Other Factors Considered in Establishing Compensation for Executive Officers

We are an exploratory stage mining company.  We will not be generating revenues from operations for a significant period of time.  As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of our performance  or our individual executives. The compensation of our executive officers is based, in substantial part, on industry compensation practices, trends in the mining industry as   well as the achievement of our business and the individual executive officers' objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

It is the responsibility of our Compensation Committee to make recommendations to our Board of Directors with respect to appropriate levels of compensation.

Annual Salary

We pay an annual salary to our employees and the executive officers as consideration for fulfillment of certain roles and responsibilities.

Determining Annual Salary

Increases to annual salary reflect a reward and recognition for successfully fulfilling the position's role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. We grant stock options on a broad basis to encourage all employees to work with a long-term view. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees.

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

Severance Benefits

We currently do not offer any type of severance  program for our executive officers or employees.  As we expand our operations,  and on the recommendation of our Compensation Committee,  we may implement such a plan to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored workforce reduction or a change in control of our company.

COMPENSATION OF OUR OFFICERS

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer, Chief Financial Officer, and our vice president who represents the only other executive officer  who earned $100,000 in salary and bonus for the fiscal years indicated.

Name, Principal and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Award ($) (1)	Option Awards ($)	Non equity Incentive Plan Comp ($)	Non qualified Deferred Comp ($)	All other	TOTAL

Christopher	2008	156,000		792,000	560,000				$1,508,000
Crupi,	2007	39,000	35,000		552,000				626,000
Pres/CEO/Dir	2006	-0-		630,000					630,000

Lucie Letellier	2008	125,000			210,000				$235,000
C/F/O	2007	82,600		112,500					195,100
	2006	26,000							26,000

Michael Clancy	2008				105,000				$105,000
Secretary	2007								-0-
	2006								-0-

William Reed	2008	166,000		79,200	56,000				$301,200
V/P	2007	63,750	35,000		552,000				650,750
	2006	62,641		562,500					625,141

———————

(1)

The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes  for the fiscal years indicated in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R.)  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

Grants of Plan-Based Awards

The following table shows all plan-based compensation awards granted to the named executive officers:

Name		No. of Shares of Common Stock Issued to Officers

Christopher Crupi	2008	400,000
	2007	-0-
	2006	300,000

William Reed	2008	40,000
	2007	-0-
	2006	250,000

Lucie Letellier	2008	-0-
	2007	-0-
	2006	-0-

Michael Clancy	2008	-0-
	2007	-0-
	2006	-0-

Outstanding Equity Awards at Year End:

The following table provides information regarding stock options held by our executive officers”

As of June 30, 2008 each of our officers has been granted the following options

Name	Number	Expiration date	Exercise Price

William Reed	400,000	8/22/12	$2.42
William Reed	400,000	10/31/11	$2.06
Christopher Crupi	400,000	8/22/12	$2.42
Christopher Crupi	400,000	10/31/11	$2.06
Michal Clancy	75,000	8/22/12	$2.42
Lucie Letellier	150,000	8/22/12	$2.42

All of the options identified above are fully vested.  No executive officer has exercised any options.

Employment Agreements

Commencing April 1, 2007 Christopher  Crupi entered into a consulting agreement with the Company which provides for payment of $13,000 per month in consideration for his serving as our chief executive officer.

Commencing April 1, 2007, we pay Charles Reed, our vice president and chief geologist $7,500 per month  ($750 per day) in consideration for his agreement to work a minimum of ten (10) days per month.  Most of this time is spent in the field at our various mining properties or investigating and conducting due diligence on our behalf for other prospective acquisitions.

Commencing July 1, 2008, we pay Lucie Letellier, our chief financial officer, an annual salary of $133, 000  per year.

OPTION GRANTS TO CONSULTANTS

During the year ended June 30, 2008, the board granted 1,674,500 stock options to consultants as follow:

•

150,000 common stock options exercisable until November 29, 2011, at a price of $3.15;

•

62,500 stock options exercisable until September 30, 2009, at a price of $2.50;

•

1,342,000 stock options exercisable until December 31, 2009, at a price of$2.50. Of this grant, 25,000 options were cancelled due to termination of contract and 15,000 options are exercisable until February 11, 2009, due to death of optionee;

•

50,000 stock options exercisable until March 1, 2013, at a price of $2.25;

•

10,000 stock options exercisable until March 31, 2010, at a price of $2.50

•

During the year 30,000 stock options from the 2006/2007 grant were cancelled due to the resignation of the optionee.

Changes in the Company’s stock options for the year ended June 30, 2008 are summarized below:

	Number	Weighted Avg. Exercise Price
Balance, beginning of year	1,620,000	$2.24
Granted Granted Granted Granted	1,615,000 150,000 62,500 1,342,000	$2.42 $3.15 $2.50 $2.50
Granted	50,000	$2.25
Granted	10,000	$2.50
Expired on cancelled	(115,000)	$2.37
Balance, end of period	4,734,500	$2.43

At June 30, 2008, there were 4,734,500 exercisable options outstanding.

Option Exercises in Last Year:

There were no option exercises by the named executive officers, directors or consultants for the year ended June 30, 2008.

Certain Relationships and Related Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% shareholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our audit committee has been charged with responsibility for approving all related party transactions as part of the audit committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the year ended June 30, 2008, directors received payments on account of professional fees and reimbursement of expenses in the amount of $437,178 (2007: $1,161,339).

On January 8, 2008, the Company issued 195,000 shares to Directors as compensation at a trading value of $1.98 for a total consideration of $386,100. On January 8, 2008, an officer was awarded 400,000 shares as compensation vesting immediately at a trading value of $792,000.

On December 20, 2007, a director was issued 50,000 shares as compensation at a trading value of 1.75 for a total consideration of $87,500.

During the year ended June 30, 2008 the Company made payments pursuant to a premises lease agreement with a corporation having a shareholder in common with a director of the company (see Note 13).

In 2006, the Company entered into a premises lease agreement for office space in Ottawa with a corporation in which Christopher Crupi is a shareholder and was formerly a director. The Company pays a monthly rent of approximately $7,000 (Canadian) for 2008 which the Company believes represents the fair market value for similar leased space.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

  Included in this proxy statement, annexes and associated documents are "forward-looking" statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words "anticipate," "believe," "estimate," "expect," "intend," "may," "project," "plan," "will," "shall," "should," and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the annual meeting, seven directors will be elected to serve a one year term or until the next annual shareholders meeting and until such director's successor shall have been elected and qualified.

Our Board has nominated Christopher Crupi, Charles Reed, Michel Yvan Stinglhamber, Daniel Hachey, John Carden, Ian Talbot and Robert Dinning. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee for director.

Christopher Crupi

Mr. Crupi is a chartered accountant. He serves as our President, Chief Executive Officer and Director. Mr. Crupi founded the Company in 2005 and oversees the administrative and operations activities of the Company. From 2000 to 2004, Mr. Crupi was a Vice President of PricewaterhouseCoopers LLP. Mr. Crupi received his Bachelor of Commerce degree from the University of Ottawa in 1992. Mr. Crupi received his Chartered Accountant designation in 1995. Mr. Crupi is also a director of Industrial Minerals Inc., an OTC traded company.

Charles William Reed

Mr. Reed serves as our Vice President and Director. Mr. Reed has been our Vice President since 2005. Mr. Reed is our manager of exploration in Mexico. Mr. Reed is a consultant to the Company and has committed 50% of his time to his duties at Paramount. In addition to his duties at Paramount, Mr. Reed is also Chief Geologist of AmMex Gold and Silver Corp. Mr. Reed has significant mining experience in Mexico, as he was formerly Chief Geologist - Mexico for Minera Hecla S. A. de C. V. (“Hecla”), a subsidiary of Hecla Mining (NYSE:HL) from 1998 to 2004, and Regional Geologist, Mexico and Central America for Echo Bay Exploration from 1993 to 1998. While at Hecla, Mr. Reed supervised detailed exploration at the Noche Buena project, Sonora, and the San Sebastian silver and gold mine, Durango. He also discovered and drilled the Don Sergio vein that was later put into production. Mr. Reed received his Bachelor of Science Degree, Mineralogy, from the University of Utah in 1969 and is a Registered Professional Geologist in the State of Utah. He also completed an Intensive Spanish Program at Institute De Lengua Espanola, San Jose, Costa Rica in 1969.

John Carden, Ph.D.

Dr. Carden joined the Company as a director in 2006. Dr. Carden has more than twenty years experience in exploration management, teaching, and research. Since 2001 Dr. Carden has been a geologic consultant for several junior resource companies. Dr. Carden is currently a director of Corex Gold Corporation and Magnum Uranium Corp., each TSX Venture Exchange listed companies. From 1998 to 2001, Dr. Carden was the President of Latitude Minerals Corporation, a publicly traded company on the Canadian Venture Exchange, and Director of U.S. Exploration for Echo Bay Mining from 1992 to 1998. Dr. Carden is a licensed Professional Geologist in the State of Washington. Dr. Carden received both his Bachelor of Science and Master of Science in geology from Kent State University in 1970 and 1971, respectively, and his doctorate in geology from Geophysical Institute, University of Alaska in 1978.

Daniel Hachey

Mr. Hachey joined the Company as a director in 2006. Mr. Hachey has a strong capital markets background with twenty years of experience in investment banking largely in the area of public equity financing including initial public offerings and private placements. Currently, Mr. Hachey is President and CEO of Greenwich Global Capital Inc., a public capital pool company listed on the TSX Venture Exchange. From 2003 to 2003, Mr. Hachey was President and CEO of Valencia Ventures Inc., a publicly-traded mining company listed on the TSX Venture Exchange. From 2001 to 2003, he led the Mining Investment Banking Group at Research Capital Corp.. From 1998 to 2001, Mr. Hachey was at HSBC and leaving as Senior Vice President and Director, Head of Technology Group

(investment banking). Mr. Hachey received a Bachelor of Science degree from Concordia University in 1982 and a Master of Business Administration degree in finance from McGill University in 1986.

Michel Yvan Stinglhamber

Mr. Stinglhamber joined the Company as a director in May 2007. Mr. Stinglhamber has significant experience in the Mexican mining industry. He currently represents Umicore Belgium in Mexico and as a director for Unimet SA de CV, a wholly owned subsidiary of Umicore Belgium which is active in the fields of precious metals exploration. Mr. Stinglhamber is also the Chairman of the Mining Group-Compania Minera Misiones SA de CV located in Mexico. He is also on the Board of Directors of Marina Costa Baja in Mexico.

Since 1991, Mr. Stinglhamber has been involved in a number of mining ventures in Mexico. He was the president of the Belgo Luxemburg Mexican Chamber of Commerce in 1987, and in 2002, was awarded the Belgian decoration of “Officer of the Crown”.

Ian Talbot

Mr. Talbot joined the Company as a director effective May 31, 2007.  He is an attorney and has significant experience with both mining and exploration stage companies.  He is the president and CEO of Arcus Development Group Inc. and Rimfire Minerals Corporation, both TSX Exchange listed junior mineral exploration companies.  In addition, effective November 1, 2008, Mr. Talbot became the Chief Operating Officer for Strategic Metals Ltd., Atac Resources Ltd. and Rockhaven Resources Ltd., all junior mineral exploration companies listed on the TSX Venture Exchange.

Between 2002 and 2006, Mr. Talbot was employed by BHP Billiton World Exploration Inc. as senior legal counsel.  Prior to joining BHP Billiton, Mr. Talbot practiced mining and securities law with several Vancouver, British Columbia based law firms.  He received a Bachelor of Laws degree from the University of British Columbia in 1989 and a  Bachelor of Science (geology) degree from Brandon University in 1984.

Robert Dinning

Mr. Dinning joined Paramount in March 2008 as a director. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various Companies in both the United States and Canada. Mr. Dinning has since 2000 held various positions with Apolo Gold & Energy Corp., a Vancouver, British Columbia based company focused on precious metal mining opportunities in Central and South America and currently serves as Apolo’s Chief Financial Officer, Secretary and as a Director. Mr. Dinning also serves as the Chief Executive Officer, Chief Financial Officer, Secretary and as a director of Industrial Minerals Inc., an Oakville, Ontario based, exploratory mining company. Mr. Dinning’s principal place of business is located at 12-1900 Indian River Cr North Vancouver B.C. Canada V7G 2R1.

The Board unanimously recommends that you vote ``FOR'' the appointment of each of the named directors.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of HLB Cinnamon Jang Willoughby & Company as our independent registered public accounting firm for the year ending June 30, 2009, subject to ratification by our stockholders at the annual meeting. HLB Cinnamon Jang Willoughby & Company was our independent registered public accounting firm the year ended June 30, 2006 and 2007.

HLB Cinnamon Jang Willoughby & Company has been our independent registered public accounting firm since 2005.

AUDIT FEES. The aggregate fees billed for professional services rendered was $58,000 and $60,000 for the audit of our annual financial statements for the fiscal years ended June 30, 2008 and 2007, respectively, and $18,000 and $30,000 for the reviews of the financial statements included in our Forms 10-Q for the fiscal years ended 2008 and 2007 respectively.

TAX FEES. No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services.

ALL OTHER FEES. Other than the services described above, there were no other services provided by our principal accountants for the periods indicated.

Representatives of HLB Cinnamon Jang Willoughby & Company are not expected to be present in person at the annual meeting. However, they will be available to respond to questions via conference call.

The Board unanimously recommends that you vote ``FOR'' the ratification of the appointment of HLB Cinnamon Jang Willoughby & Company as our independent registered public accounting firm for the years ending June 30, 2009.

PROPOSAL THREE

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK.

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize the issuance of 100 million shares of common stock. On October 2, 2008 our Board of Directors unanimously approved a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 200 million shares of common stock. As of the Record Date, 57,513,632 shares of common stock were outstanding.; 4,734,500 shares of common stock were reserved for issuance upon the exercise of outstanding stock options and 7,994,657 shares of common stock were reserved for issuance upon the exercise of outstanding warrants

Since inception, substantially all of our necessary funding has come from the proceeds of the sale of common stock. We have also issued shares of our common stock to acquire mineral rights and mining interests. In order to continue our drilling program and fund ongoing operations, we will need to secure additional capital. This will in all likelihood require us to issue additional shares of common stock. Given current market conditions and the decline in the price of our common stock, we believe that it is necessary to increase the number of shares of common stock that we are authorized to issue to facilitate capital formation, acquire mining concessions and employ and retain qualified personnel.

The additional shares of common stock would have rights identical to the shares of common stock currently outstanding or reserved for issuance. Holders of our common stock are entitled to one vote for each share of common stock held and are entitled to receive such dividends as may be declared from time to time by the Board of Directors. In addition, upon a liquidation, dissolution or winding up of our affairs, the holders of common stock are entitled to receive a pro rata portion of our net assets which remain, if any, after the payment of any debts, obligations and liquidation preferences. There are no preemptive rights associated with any of our stock.

The Board of Directors believes that the availability of the proposed amount of additional authorized shares of common stock will provide us with the flexibility to issue common stock in connection with equity financing, stock options, warrants, possible future acquisitions, stock splits or other appropriate general corporate purposes. If the proposal is approved, the additional shares will be available for issuance without further authorization of the shareholders, unless such action is required by applicable law or the rules of the American Stock Exchange. At this time, we have no plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock.

The issuance of additional shares of common stock or the rights to acquire such shares would have the effect of diluting our earnings per share in the event that we become profitable and will dilute the voting power of current shareholders who do not acquire sufficient additional shares to maintain their percentage of share ownership.

A copy of the proposed amendment to our articles of incorporation is attached hereto and marked Exhibit A.

The Board unanimously recommends that you vote ``FOR'' the ratification of the amendment to our certificate of incorporation increasing the number of authorized shares of common stock to 200 million shares of $0.001 par valuecommon stock.

PROPOSAL FOUR

RATIFICATION OF THE 2008/09 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

Introduction

The Board of Directors of Paramount believe that the proposed 2008/09 Stock Incentive and Equity Compensation Plan (the “Plan”) will be effective in attracting directors, executives and employees to the Company by providing incentives and rewards to those directors, executives, employees and consultants responsible for the Company’s continued growth. The Board further believes that incentive stock options and nonqualified stock options granted under the Plan would provide a form of incentive that aligns the economic interests of management, employees, consultants and those of our stockholders.

The Board desires a plan that gives it flexibility to determine what types of awards are beneficial to the Company, its employees, directors and stockholders as changes occur with respect to compensation trends, accounting treatment of awards, tax treatment of awards to the Company or its employees or directors, or its cash flow needs.

The Plan will provide the flexibility that the Board desires. In addition to incentive stock options and nonqualified stock options, the Plan will allow the Board or its compensation committee, as the administrator of the Plan, to award stock options restricted shares and stock appreciation rights to employees, directors and consultants. We may also issue registered shares if we register the Plan on Form S-8 with the SEC.

The Board of Directors of Paramount has unanimously approved the adoption of the Plan. A copy of the Plan is included herewith and marked Exhibit B.

Material Features of the Plan

The material features of the Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Exhibit A to this proxy statement.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards or grants.

Types of Awards

Awards under the Plan may include restricted shares of common stock , registered shares of Common Stock, (if a registration statement has been filed) nonqualified stock options, incentive stock options (“ISOs”) and stock appreciation rights (“SARs”). Restricted Shares are shares of common stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance. A SAR is the right to receive cash, common stock or both based on the increase in the market value of the shares of common stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. If the Committee elects to pay an amount to a participant in common stock, such common stock shall be valued at fair market value (as defined in the Plan) as the day of exercise of the SAR. We may only issue registered securities if the Company files a Registration Statement with the Securities and Exchange Commission.

The Committee may determine that all or a portion of an award may be deferred, that it may be vested at such times and upon such terms as the Committee may select, or that a recipient must be an employee or director at the time the award is paid or exercised. The Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of common stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the Plan and any other “incentive stock option plans” maintained by the Company does not exceed $100,000.

Eligible Recipients of Awards

The Committee may grant awards to any of the Company’s employees, to a member of the Board of Directors and to our consultants.

Restrictions on Awards to Insiders

No Award under the Plan shall be granted if the aggregate number of shares of common stock (i) issued to insiders (as that term is defined in the Plan) of the Company within any one year period, or (ii) issuable to insiders at any time, under the Plan and any other security based compensation arrangement of the Company could exceed 10% of the Company’s shares of common stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

Term of Options

The term of each stock option shall be fixed by the Committee but no stock option shall be exercisable more than ten (10) years after the date the stock option is granted. If any stock options are set to expire during any black-out period which would prohibit the option holder from exercising the stock option during the black-out period, then in that event the option term shall be extended for an additional ten (10) days beyond the end of any black-out period to permit the holder to exercise the stock option.

Option Price

The option price per share of common stock purchasable under either an ISO or non-qualified stock option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value (as defined in the Plan) of the share of common stock at the time of grant. Notwithstanding the foregoing, if an option is modified, extended or renewed and, thereby, deemed to be the issuance of a new option under the Internal Revenue Code, the exercise price of an option may continue to be the original exercise price even if less than the fair market value of the common stock at the time of such modification, extension or renewal.

Market Appreciation of Stock Appreciation Rights

The Plan provides for Tandem and Non-Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a stock option in exchange for an amount in cash or stock equal to the excess of (i) the fair market value (as that term is defined in the Plan), on the date such stock option (or such portion thereof) is surrendered, of the common stock covered by such stock option (or such portion thereof), over (ii) the aggregate exercise price of such stock option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the fair market value of a share of common stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a stock option.

Stock Award Pricing

The Committee shall determine the price, if any, to be paid by the recipient of an award of restricted stock and registered stock under the Plan.

Assignability

No award granted pursuant to the Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution.

Shares Subject to the Plan

An aggregate of 4,000,000 (4 million) shares of common stock is reserved for issuance under the Plan representing 7.1% of the Company’s issued and outstanding shares of common stock as of September 30, 2008. Shares of common stock to be delivered or purchased under the Plan may be either authorized but unissued common stock or treasury shares.

Anti-Dilution Protection

In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the Plan or in the number of shares of common stock subject to an outstanding award.

Merger, Consolidation, Reorganization, Liquidation, Etc.

If after the date of the adoption of the Plan, the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors is authorized under the Plan to make such arrangements it deems advisable with respect to outstanding awards, which shall be binding upon the recipients of such awards, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of or payment for such awards.

Market Value Restrictions

The amounts of certain awards are based on the fair market value of a share of common stock at a specified point in time. The exercise price per share of common stock under each nonqualified stock option or ISO granted under the Plan, which is paid to the Company at the time of the exercise, shall be determined by the Committee, but may not be less than the fair market value of such common stock on the date of grant of such option. “Fair market value” of a share of common stock as of a given date is defined by the Plan to be as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations;

No Repricing

Except for adjustments made pursuant to the anti-dilution provisions of the Plan, or by reason of a merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the exercise or purchase price under any outstanding award granted under the Plan may not be decreased after the date of grant, nor may any outstanding award granted under the Plan be surrendered to the Company as consideration for the grant of a new award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of our common stock present in person or by proxy at a duly constituted meeting of our shareholders.

Termination of Employment

Generally, unless otherwise determined by the Committee at grant, if a Participant is terminated for cause, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. Unless otherwise determined by the Committee at grant, any Stock Option held by a Participant:

(i)

on death or termination of employment or consultancy by reason of disability or retirement may be exercised, to the extent exercisable at the Participant’s death or termination, by the legal representative of the estate or Participant as the case may be, at any time within a period of one (1) year from the date of such death or termination;

(ii)

on termination of employment or consultancy by involuntary termination without cause or for good reason may be exercised, by the Participant at any time within a period of ninety (90) days from the date of such termination; or

(iii)

on termination of employment or consultancy by voluntary termination but without good reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for termination by the Company for cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

Amendments to the Plan

The Board may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate the Plan entirely. Provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 of the 1934 Act or, if and to the extent required, under the applicable provisions of the Code, no amendment may be made which would, among other things: increase the aggregate number of Common Shares that may be issued under the Plan; change the classification of Participants eligible to receive Awards under the Plan; decrease the minimum option price of any Stock Option; extend the maximum option period; change any rights under the Plan with regard to non-employee directors; or require stockholder approval in order for the Plan to continue to comply with the applicable provisions.

Awards to be Granted Under the Plan

The exact types and amounts of any awards to be made by the Committee to any eligible employees or directors pursuant to the Plan are not presently determinable. As a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be, the number of options or other awards to be received by any person or group, or the benefits that would have been received by certain persons or groups under the Plan during the last fiscal year if the Plan had been in effect during the year.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities. Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Restricted Shares

A recipient will not be taxed at the date of an award of Restricted Shares, provided that the Restricted Shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company, unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the recipient as dividends and will not be deductible by the Company.

Incentive Stock Options

A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes on either the grant or the exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued.

If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, or (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss. Generally, if an ISO is not exercised within three months following a participant’s termination of employment, the ISO will be treated as a nonqualified stock option.

Ordinarily, the excess of the fair market value of the shares on the date of exercise over the option price is an alternative minimum tax addition. A corresponding alternative minimum tax subtraction is allowed in the year in which the shares are disposed. See “Alternative Minimum Tax,” below.

Nonqualified Stock Options

The recipient of a nonqualified stock option under the Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights

A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our common stock from the date of grant of the SAR to the date of exercise) and (b) we will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Tandem Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

Non-Tandem Stock Appreciation Rights

Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan (“Non-Tandem Stock Appreciation Rights”). The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Subject to such terms and conditions, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share on the date the right is exercised over the fair market value of one (1) Common Share on the date the right was awarded to the Participant.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, a recipient may be subject to the alternative minimum tax (“AMT”), which is payable only to the extent it exceeds the recipient’s regular tax liability. The AMT is assessed on the recipient’s alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (1) increased by tax preference items and (2) increased or reduced by certain AMT “adjustments.” Federal law currently provides for a minimum tax credit that may be applied against the recipient’s regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

EQUITY COMPENSATION PLAN INFORMATION

	No of Securities to be issued upon exercise of outstanding options	Weighted Average exercise price of outstanding options	No. of Securities remaining available for future issuance

Category

Equity comp
plans approved by
security holders	1,310,000	$2.18	310,000
Equity comp
Plans not
Approved by
Security holders	3,119,500	$2.49	165,500

TOTAL	4,429,500

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PLAN IN SUBSTANTIALLY THE SAME FORM AS INCLUDED AS AN EXHIBIT TO THIS PROXY STATEMENT.

PROPOSAL FIVE

RATIFICATION OF A PROPOSAL BY OUR BOARD OF DIRECTORS TO RESET THE EXERCISE PRICE OF ALL OUTSTANDING COMMON STOCK OPTIONS

Our shareholders will be asked to ratify a resolution adopted by our Board of Directors to amend our outstanding common stock options pursuant to the following terms and conditions:

If this proposal is agreed to, our Board of Directors will reconvene for a meeting no later than 30 days following the adoption of this resolution. At that meeting we will amend the exercise price of outstanding options granted to our current directors, employees and consultants such that the new exercise price will be equal to the greater of $.50 per share or the closing bid price of our common stock as reported by the American Stock Exchange on the effective date on which our Board chooses to reprice the outstanding options.

The following table sets forth the outstanding options currently owned by our officers and directors

Name	Exercisable		Unexercisable	Current Exercise Price	New Exercise Price(1)	Expiration Date

Christopher Crupi	400,000			$2.42	$0.50	8/22/12
Lucie Letellier	150,000			$2.42	$0.50	8/22/12
William Reed	400,000			$2.42	$0.50	8/22/12
Daniel Hachey	180,000			$2.42	$0.50	8/22/12
Daniel Hachey	200,000			$2.17	$0.50	11/30/11
Daniel Hachey	100,000			$2.37	$0.50	1/24/11
John Carden	180,000			$2.42	$0.50	8/22/12
Ian Talbot	195,000			$2.42	$0.50	8/22/12
Michael Clancy	75,000			$2.42	$0.50	8/22/12
Robert Dinning	50,000			$2.25	$0.50	8/22/12
Michel Stinglhamber	180,000			$2.42	$0.50	8/22/12
(All officers as
a group 4)	1,025,000			$2.42	$0.50	8/22/12
(Non Officer
Directors as a
Group(5)	1,085,000			$2.42	$0.50	8/22/12
(All officers and
Directors)	2,110,000			$2.42	$0.50	8/22/12
Non Executive
Officer Employee
Group	1,439,500	(2)

Total	3,549,500

———————

1.

Assumes that the fair market value of the date of grant is less than $.50 share.

2.

Issued at various dates and various strike prices,  all options expire 8/22/12.  All options will be repriced for current employees

Our compensation committee believes that repricing the exercise price of our outstanding options is critical to retaining the services of key employees, consultants as well as retaining the services of the current board members. Our entire Board of Directors has endorsed this proposal.

We believe that the significant decline in the price of our common stock since the grant of the options is primarily due to market conditions beyond our control. We are not rewarding employees or management for poor business decisions. Rather, just the opposite. Since successfully completing our primary funding in March 2007, our focus has been and continues to be expanding our drilling program, securing a 100% equity interest in our joint venture and acquiring ownership stakes in mineral rich properties in areas which we believe which will enhance our likelihood in identifying a joint venture partner to commercially exploit our mineral reserves.

Our geologists, consultants, employees as well as our Board members have always believed in our drilling program and the ultimate success of the Company. As a result, these people have agreed to accept substantially less than the fair market value for their services. These people believe in our project and business plan and as a result, chose to be equity participants in our business. The overall decline in the stock market as well as the deteriorating economy has made it extremely difficult for these individuals to rely almost exclusively, especially in the case of our board members as stock options as a form of compensation. We believe that these people should not be penalized for matters outside of our control.

Drilling results on our properties have proven to be promising. As such, we intend to go to the financial community in search of additional equity financing. If we are successful in securing additional funding, we want to devote as much of this funding as possible to expanding our drilling program. If we were to pay our employees, including our board members, the fair market value for their services in cash, a large percentage of any equity funding would be diverted to employee compensation as opposed to expanding our drilling program. If we cannot expand our drilling program, the likelihood of demonstrating proven reserves and securing a joint venture partner or securing the sale of the properties will be diminished. This will have a significant adverse affect on our business operations and will in all likelihood further depress the price of our common stock.

We do not believe that hiring new employees and offering these employees a new compensation package is helpful in moving forward with our business plan. Rather, our ongoing program will be delayed while these employees acclimate themselves to our operations and procedures. Even assuming we could recruit new employees, of which there can be no assurance, the exercise price of any options which we may grant, will in all likelihood, be no less favorable than the new exercise price which we are suggesting for current option holders.

We are not repricing our options to provide additional compensation to our employees. Rather, repricing our securities will enable us to move forward with our business plan with a qualified team of professionals. We will not reprice any options that have been granted to employees no longer employed by the Company.

The Board unanimously recommends that you vote ``FOR'' the ratification of the Board’s resolution to reprice the exercise price of currently outstanding stock options.

OTHER MATTERS

 The Board does not know of any other matter that may be brought before the annual meeting. However, if any such other matters are properly brought before the meeting, the proxies may use their own judgment to determine how to vote your shares.

TO VOTE BY MAIL

If you wish to vote by mail, please mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Paramount at 346 Waverley Street Ottawa. Ontario Canada K2P OW5

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT

State of Delaware

Certificate of Amendment

Of Certificate of Incorporation

Of Paramount Gold and Silver Corp.

Paramount Gold and Silver Corp., a corporation organized and existing under and by virtue of the General Corporation Law (the “GCL”) of the State of Delaware (the “Corporation”);

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows: The amount of the total authorized capital stock of this Corporation is 200,000,000 shares of $0.001 par value common stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the state of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the state of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by the undersigned, an authorized officer this ___ day of ________ , 2008

By: ________________

A-1

EXHIBIT B

PARAMOUNT GOLD AND SILVER CORP.

2008/09 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

PARAMOUNT GOLD AND SILVER CORP.

2008/09 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

ARTICLE I

PURPOSE

The purpose of this Paramount Gold and Silver Corp. 2008/09 Stock Incentive and Compensation Plan (the "Plan") is to enhance the profitability and value of Paramount Gold and Silver Corp. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 "Affiliate" shall mean, other than the Company, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.2 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.3 "Black-out Period" means any black-out period self-imposed by the Company that restricts the purchase and sale of the Company’s securities by designated persons for a period of time; for greater certainty a "Black-out Period" includes any quarterly or special black-out period self-imposed by the Company but excludes any cease trade order imposed against the Company or an Insider.

2.4 "Board" shall mean the Board of Directors of the Company.

2.5 "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

2.6"Change in Control" shall have the meaning set forth in Article XI.

2.7 "Code" shall mean the Internal Revenue Code as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

2.8 "Committee" shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of one or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

2.9 "Common Stock" shall mean the Company's common stock, $0.001 par value per share, of the Company.

2.10 "Company" shall mean Paramount Gold and Silver Corp., a Delaware corporation.

2.11 "Consultant" shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

2.12 "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

2.13 "Eligible Employees" shall mean the employees or Consultants of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its directors, whether employee directors or non employee directors, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.15 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith, based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted. If the Fair Market Value is determined by a closing price on a foreign stock exchange that reports in a currency other than US dollars, the Fair Market Value shall be converted into US dollars at the most recently published applicable noon exchange rate of the Federal Reserve Bank of New York at the time of the conversion.

2.16 "Good Reason" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "Good Reason" (or words of like import)), or where "Good Reason" is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

2.17 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.18 "Insider" means an insider, as such term is defined in The Toronto Stock Exchange Company Manual, as amended, of the Company.

2.19 "Limited Stock Appreciation Right" shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

2.20 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.21 "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

2.22 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.23 "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards pursuant to Article IX.

2.24 "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

2.25 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

2.26 "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age eighty (80). With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age eighty (80).

2.27 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.28 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.29 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

2.30 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI.

2.31 "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.32 "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

2.33 "Termination of Consultancy" shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

2.34 "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

2.35 "Termination of Employment," except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

2.36 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III

ADMINISTRATION

3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee or if no Committee, by the Board of Directors.

3.2 AWARDS. The Committee shall have full authority to:

(a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Registered Stock may from time to time be granted hereunder;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock, Registered Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

(c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)

Intentionally Deleted.

(f)

Intentionally Deleted.

(g) to modify, extend or renew a Stock Option, subject to Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

(i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

(j) Intentionally Deleted.

(k) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

3.3 GUIDELINES. Subject to the terms and conditions of the Plan, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of countries other than the United States to comply with applicable tax and securities laws. If ,or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 DESIGNATION OF CONSULTANTS--LIABILITY.(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan.

To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1 SHARES.(a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 4,000,000 (four million) shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

In the event Awards are granted to employees or Consultants pursuant to Section 3.2(l), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(l). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

Notwithstanding anything else contained herein to the contrary, the Committee shall be prohibited from granting any Award if the aggregate number of shares of Common Stock (i) issued to Insiders of the Company within any one year period, or (ii) issuable to Insiders at any time, under this Plan and any other security based compensation arrangement of the Company, could exceed 10% of the Company’s shares of Common Stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

4.2 CHANGES.(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

(e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

ARTICLE V

ELIGIBILITY

5.1 All employees, directors, and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Registered Stock, subject to any filing requirements, under this Plan. All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. Eligibility under this Plan shall be determined by the Committee.

ARTICLE VI

STOCK OPTION GRANTS

6.1 OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

6.3 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) OPTION PRICE. The option price per share of Common Stock purchasable under either an Incentive Stock Option or Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

(b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. If any Stock Options are set to expire during any Black-out Period which would prohibit the option holder from exercising the Stock Option during that Black-out Period, then in that event the option term shall be extended for an additional ten (10) business days beyond the end of any Black-out Period to permit the option holder to exercise the Stock Option (the “Black-out Expiration Term”). The Black-out Expiration Term is fixed and shall not be subject to the discretion of the Board of Directors or the Committee.

(c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. At or after grant, payment in full or in part may be made at the election of the optionee as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a “cashless exercise” procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is equivalent to on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until full payment, (and if payment is by installments all payments have been received), as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

(e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualified Stock Option.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised.

(h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a Participant:

(a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE VII

STOCK AWARDS

7.1 STOCK AWARDS. Shares of Restricted Stock or Registered Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Registered Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

7.2 AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the "Stock Award Agreement") to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee.

(b) ACCEPTANCE. Stock Awards must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) LEGEND. If the Company should issue to a Plan Participant restricted shares of common stock, the Company may place an appropriate restrictive legend on the Shares so issued.

(d) CUSTODY. The Committee may require that any stock certificates evidencing restricted shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

(a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

(b) RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

(c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1 TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

8.2 TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following: (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock

Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

(c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value on the day of exercise of the Tandem Stock Appreciation Right.

(e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

8.3 NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

8.4 TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

(a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value as the day of exercise of the Non-Tandem Stock Appreciation Right.

8.5 LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

8.6 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

(a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

(d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

(e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

(f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE IX

INTENTIONALLY DELETED

ARTICLE X

NON-TRANSFERABILITY

Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1 BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits: (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

(b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

(c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the "Pre-Change in Control Period" shall mean the one hundred eighty (180) day period prior to a Change in Control.

11.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

(a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

(c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XII

TERMINATION OR AMENDMENT OF THE PLAN

12.1 TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise, without stockholder approval. By way of example and without limiting the generality of the foregoing, the Board of Directors reserves the right, without stockholder approval, to (i) make amendments of a clerical nature that clarify language or understanding of the terms of the Plan, (ii) amend the vesting provisions of a Stock Option or the Plan, (iii) amend the provisions with respect to termination or death of a Participant, including but not limited to the length of time to exercise a Stock Option upon termination or death, (iv) add a deferred or restricted share unit or any other provision which results in Participants receiving Common Stock while no cash consideration is received by the Company; (v) change the method of calculating a minimum exercise price per Common Stock for Stock Options under Section 6.3 of the Plan; and (vi) adjust accordingly the number of Common Stock available under the Plan, the Common Stock subject to any Award and the exercise price of the Common Stock subject to Stock Options as a result of the events described in Section 4.2(b) of the Plan. (c)Without limiting the generality of the foregoing, the Board of Directors reserves the right, without stockholder approval, to (i) make amendments of a clerical nature that clarify language or understanding of the terms of the Plan, (ii) amend the vesting provisions of a Stock Option or the Plan, (iii) amend the provisions with respect to termination or death of a Participant, including but not limited to the length of time to exercise a Stock Option upon termination or death, (iv) add a deferred or restricted share unit or any other provision which results in Participants receiving Common Stock while no cash consideration is received by the Company; (v) change the method of calculating a minimum exercise price per Common Stock for Stock Options under Section 6.3 of the Plan; and (vi) adjust accordingly the number of Common Stock available under the Plan, the Common Stock subject to any Award and the exercise price of the Common Stock subject to Stock Options as a result of the events described in Section 4.2(b) of the Plan. Notwithstanding the foregoing:

(a) unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and

(b) stockholder approval shall be required, only if and to the extent required by the rules of a stock exchange on which the Company’s Common Stock is listed for trading, the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, for an amendment which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees, Consultants, directors and non-employee directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under Section 6.3; (v) change any rights under the Plan with regard to non-employee directors; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XIII

UNFUNDED PLAN

This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

14.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5 LISTING AND OTHER CONDITIONS.

(a) Intentionally Deleted.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

14.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

14.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

14.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

14.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.12 SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVI

NAME OF PLAN

This Plan shall be known as the PARAMOUNT GOLD AND SILVER CORP. 2008/09 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN.

This Plan was duly approved by the Company’s Board of Directors and executed as of October 2, 2008.

By order of the Board of Directors

Christopher Crupi, Chairman

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Paramount Gold and Silver Corp.

The Board of Directors recommends a vote “FOR”

the Nominees listed below and “FOR” Proposals 2, 3 and 4.

1. Vote on Directors Christopher Crupi Charles (Bill) Reed Daniel Hachey John Carden Michel Yvan Stinglhamber Ian Talbot Robert Dinning	For All [ ]	Withhold All [ ]	For All Except [ ]

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of the nominee(s) for whom you withhold your vote on the line below.

____________________________________________

2. Vote on ratification of HLB Cinnamon Jang Willoughby & Company as our independent registered public accountants	For [ ]	Against [ ]	Abstain [ ]

3. Vote on Amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 200,000,000 shares.	For [ ]	Against [ ]	Abstain [ ]

4. Vote on ratification of our 2008/09 Stock Incentive and Equity Compensation Plan 5. Vote on reducing the exercise price of our outstanding common stock options.	For [ ] For [ ]	Against [ ] Against [ ]	Abstain [ ] Abstain [ ]

Please sign exactly as name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box

and write them on the back where indicated.  [ ]

___________________________	__________	_________________________	__________
Signature [Please sign within box]	Date	Signature (Joint Owners)	Date

COMMON STOCK

PARAMOUNT GOLD AND SILVER CORP.

346 Waverley Street

Ottawa, Ontario Canada K2P OW5

ANNUAL MEETING OF STOCKHOLDERS: December 5, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints ___________________ and ____________________ or either of them acting separately, as attorneys in fact and proxies with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock of Paramount Gold and Silver Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 2600 North Military Trail Suite 270 Boca Raton, Florida 33431 on December 5, 2008  and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

(If no name is identified above, it shall be conclusively presumed that Christopher Crupi and Charles Reed, or either of them acting separately has been designated attorney in fact)

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed proxies have discretionary authority with respect to the election of directors, Proposals 2, 3 and 4 and any other matter that may properly come before the Annual Meeting. The above-appointed proxies will exercise any discretionary authority to vote “FOR” the nominees for election as directors and “FOR” proposals 2, 3 and 4.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

NOTE: THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Address Changes/Comments:

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